CRAiLAR PROVIDES FINANCING AND CORPORATE UPDATE ANNOUNCEMENT

Victoria, B.C. (October 16, 2015) CRAiLAR Technologies Inc. (OTCQB: CRLRF; (TSXV: CL; “CRAiLAR” or the “Company”), which markets CRAiLAR® Flax fiber The Friendliest Fiber On The Planet™, today provides the following financing and corporate update announcement.

CRAiLAR Private Placement Extension

In furtherance of the Company’s September 3, 2015 news release, CRAiLAR is pleased to announce the extension, for a further 45 day period, of its previously announced non-brokered private placement (the “Private Placement”) pursuant to which the Company proposes to raise an aggregate of up to US$3,500,000 by way of the issuance of an aggregate of up to (i) 70,000,000 shares of common stock (the “Shares”) and (ii) 70,000,000 warrants to purchase shares of common stock (the “Warrants”) of the Company at a subscription price of US$0.05 for one Share and one Warrant, which must be purchased together. Upon issuance, each Warrant shall be immediately exercisable to purchase one additional share of common stock of the Company (each, a “Warrant Share”) for a period of five years from the date of issuance at an exercise price of US$0.08 per Warrant Share. The Private Placement is expected to close in the next 45 days.

All or substantially all of the Private Placement funds will be held in escrow and released only upon the successful and pending restructuring of the major portion of the Company’s present secured indebtedness which, it is expected, will be fully settled and converted at the Company’s current Market Price in compliance with TSX Venture Exchange (“Exchange”) policy. Pending the release from such escrow, the Company presently intends to utilize the net proceeds of the Private Placement for general trade payables, to support the Company’s updated business plan and licensing model and for corporate and working capital purposes.

Closing of the Private Placement is subject to a number of conditions, including receipt of all necessary corporate and regulatory approvals, including that of the Exchange. All securities issued in connection with the Private Placement will be subject to a statutory hold period of four months plus one day from the date of issuance of the securities in accordance with applicable Canadian securities legislation. Finder’s fees will be payable by the Company in connection with the completion of the Private Placement in accordance with Exchange polices.

CRAiLAR Shares For Debt

In conjunction with the completion of the Company’s pending restructuring of the major portion of its present secured indebtedness, CRAiLAR is also pleased to announce that it proposes to settle an aggregate of up to US$500,000 in present indebtedness with certain creditors by way of the issuance of an aggregate of up to 10,000,000 shares of common stock (the “Shares”) at a deemed issuance price of US$0.05 per Share (the “Shares For Debt”).

Closing of the Shares For Debt is subject to a number of conditions, including receipt of all necessary corporate and regulatory approvals, including that of the Exchange. All securities issued in connection with the Shares For Debt will be subject to a statutory hold period of four months plus one day from the date of issuance of the securities in accordance with applicable Canadian securities legislation.

CRAiLAR Default under its Indentures

CRAiLAR also announced today that it is in default under the trust indentures (the “Indentures”) governing its 10.0% convertible debentures originally issued on September 20, 2012 (the “First Debentures”), 10% convertible debentures originally issued on February 25, 2013 (the “Second Debentures”) and 10% convertible debentures issued on July 26, 2013 and later amended and restated on December 23, 2013 (the “Third Debentures”, and collectively with the First Debentures and the Second Debentures, the “Debentures”) as a result of its failure to make the aggregate interest payments of $1,002,700 (the “Interest Payment”) on or before October 15, 2015 on the $18,516,000 aggregate principal amount of the Debentures.

Per the requirements under the Indentures, the Company was required to make the Interest Payment in respect of interest accruing on the Debentures from March 31, 2015 to but not including September 30, 2015. Following its failure to pay on September 30, 2015, the Company had 15 days to make to the Interest Payment before triggering a default under the Indentures.

Pursuant to the terms of the Indentures, as a result of the default the trustee (the “Trustee”) under the each of the Indentures may, in its discretion, and shall, upon direction of the holders of not less than 25% in principal amount of the outstanding Debentures under an Indenture, declare the principal of and interest and premium on all Debentures due and payable. If the Company fails to pay the principal and interest after such demand, the Trustee may, in its discretion, and shall upon direction of the holders of not less than 25% in principal amount of the Debentures under an Indenture (subject to the Trustee being funded and indemnified against the costs of such), proceed to obtain or enforce such payment. The holders of more than 50% of the principal amount of Debentures under an Indenture may also waive the default.

At this time, CRAiLAR has not received notice that the Trustee or holders of not less than 25% in principal amount of the Debentures intend to declare all amounts owing under the Debentures due and payable or to enforce the payment of such.

CRAiLAR has been in the process of completing its proposed Private Placement and Shares For Debt transactions to recapitalize its balance sheet and is reviewing other financing alternatives to enable it to make the outstanding Interest Payment and remedy the default. The Company can provide no assurance that the aforementioned Private Placement, Shares For Debt or other financing alternatives will be successful or available to CRAiLAR or if available, will be on satisfactory terms.

The securities referred to in this news release have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This news release shall not constitute an offer to sell or the solicitation or an offer to buy nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

About CRAiLAR Technologies Inc.

CRAiLAR Technologies Inc. brings cost-effective, sustainable, bast fiber-based products to market. These environmentally friendly, natural fiber alternatives offer equivalent or superior performance characteristics to cotton, wool, wood or fossil-fuel based fibers. The Company’s business operations will consist primarily of licensing its CRAiLAR® processing technologies to produce CRAiLAR® fibers in the non-woven, yarn and textile industries as well as in the cellulose pulp and composites industries.

Safe Harbor Statement

This news release includes certain statements that may be deemed “forward-looking statements”. All statements in this news release, other than statements of historical facts, are forward-looking statements. Forward-looking statements or information are subject to a variety of risks and uncertainties which could cause actual events or results to differ from those reflected in the forward-looking statements or information and including, without limitation, risks and uncertainties relating to: any market interruptions that may delay the trading of the Company’s shares, technological and operational challenges, needs for additional capital, changes in consumer preferences, market acceptance and technological changes, dependence on manufacturing and material supplies providers, international operations, competition, regulatory restrictions and the loss of key employees. In addition, the Company’s business and operations are subject to the risks set forth in the Company’s most recent Form 10-K, Form 10-Q and other SEC filings which are available through EDGAR at www.sec.gov. These are among the primary risks we foresee at the present time. The Company assumes no obligation to update the forward-looking statements.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this news release.